EXHIBIT 23.1
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                            DEGOLYER AND MACNAUGHTON
                        4925 GREENVILLE AVENUE, SUITE 400
                                ONE ENERGY SQUARE
                               DALLAS, TEXAS 75206
                                                                     TELEPHONE
                                                                  (214) 368-6391
                                                                      TELEFAX
                                                                   214 369-4061


                                        January 11, 2005



Ladies and Gentlemen:


         We refer to the following registration statements (the "Registration Statements") filed by Nexen Inc. (the "Company") with the U.S. Securities and Exchange Commission:

         o    Registration Statement No.'s 033-26582, 033-34467, 033-43426,
              033-66538, 033-81334, 333-05494, 333-07344, 333-09286 and
              333-13574 on Form S-8;

         o Registration Statement No.'s 333-09288, 333-10646 and 333-84786 on Form F-3; and

         o    Registration Statement No.'s 333-08142, 333-09542, 333-09856,
              333-88254, 333-109747 and 333-111243 on Form F-9.

         We hereby consent to the references to our report entitled "Appraisal Report as of December 31, 2003, on the Buzzard, Scott, and Telford Fields, offshore from the United Kingdom for EnCana U.K., U.S. Version," evaluating a portion of EnCana Corporation's petroleum and natural gas reserves as of December 31, 2003, and our firm as related to our report and incorporation by reference of information derived from our report in the Registration Statements.


                                                  Very truly yours,


                                                  /s/ DeGOLYER and MacNAUGHTON
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                                                  DeGOLYER and MacNAUGHTON